Eos Energy Enterprises Reports Third Quarter 2024 Financial Results and Updates 2024 Outlook • Achieved Cerberus second tranche performance milestones; received incremental $65 million, providing essential capital to serve growing BESS demand • Announced a 216 MWh purchase order with City Utilities of Springfield, Missouri, Eos’ largest municipal community owned order to date; shipments expected to begin in 2025 • Working closely with Cerberus and the Department of Energy’s Loan Programs Office, Eos has submitted critical final documents and expects loan closing in 2024 • Signed agreement with Cerberus Technology Solutions to develop integrated AI driven software to serve the growing energy needs of data centers and other essential segments • Working with major insurance company to launch suite of insurance policies by year end to enhance bankability in anticipation of accelerated customer demand EDISON, N.J. – Nov. 5, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced financial results for the third quarter ended September 30, 2024. Third Quarter Highlights + Revenue totaled $0.9 million, lower than expected, as the Company experienced an acute supply chain delivery delay in receiving new Z3 inline enclosures from a key supplier. The supply chain delay had a significant impact on revenue for the quarter. This delay has had no adverse impact on Eos’ total committed backlog and the Company is actively working with customers on updated delivery schedules. + Cost of Goods Sold totaled $25.8 million, a 21% increase compared to the prior year period, driven by larger customer projects undergoing field installation and commissioning along with higher labor costs related to manual sub-assembly manufacturing. This is expected to decrease significantly as further automation is implemented. + Other operating expenses totaled $28.4 million, a 65% increase compared to the prior year, driven by costs associated with the state-of-the-art manufacturing line, higher legal and professional fees related to Cerberus and Department of Energy financing activities and non-cash equipment write-downs following Z3 design enhancements. + Net loss attributable to shareholders of $342.9 million with an adjusted EBITDA loss of $46.1 million. + Net loss attributable to common shareholders of $384.1 million with an earnings per share (EPS) of $(1.77) and an adjusted EPS of $(0.44). + Cash balance of $23.0 million (excluding $7.6 million restricted cash) as of September 30, 2024. + Commercial pipeline of $14.2 billion, up over $0.4 billion from the second quarter, with a 23% increase in signed letters of intent, and an orders backlog of $588.9 million as of September 30, 2024. + As a result of Project AMAZE costs coming in below forecast, along with the Delayed Draw Term Loan from Cerberus, Eos has requested a reduced loan amount under its 2023 conditional commitment. + As previously announced, signed a 960 MWh Letter of Intent in July with a solar plus storage integrator and developer in Puerto Rico which is expected to convert to backlog upon customer financing. Eos

2 expects Puerto Rico and surrounding island countries to be a significant market for safe energy storage solutions going forward. “We remain proud of the significant progress and momentum we’ve made within the business, despite the short-term enclosure supply chain challenges. We have successfully reached our second set of performance milestones and secured additional funding, all while focusing on converting our growing pipeline into firm orders. Project AMAZE, together with our strategic partnership with Cerberus, is rapidly enhancing Eos' capabilities and bankability,” said Eos Chief Executive Officer Joe Mastrangelo. “Z3 system delivery delays have not impacted positive customer sentiment, which is a testament to the growing affirmation of our product and the quality of customer relationships we have developed.” Mastrangelo concluded, “As we look to 2025, I am confident in our ability to deliver on our growth strategy. With strong funding and enhanced commercial bankability, we believe Eos is well positioned to deliver a readily available, safe and secure storage system manufactured in the U.S., to meet the fast-growing demand for longer duration energy storage.” 2024 Outlook + The Company continues to forecast positive contribution margin by year end. Contribution margin is defined as sales price less direct labor and direct materials and includes the benefit of the production tax credits. + As a result of the enclosure supply chain bottleneck and its impact on Eos’ second half 2024 shipments, the Company expects to recognize approximately $15 million in revenue for the full year 2024. The difference between Eos’ prior and current guidance is expected to be shipped and recognized in the first half of 2025. The Company has secured a no fee waiver on the September 30 revenue covenant under the credit and guaranty agreement with its strategic partner, Cerberus. The Company anticipates a similar waiver or amendment for its December 31 revenue covenant. Recent Business Highlights Cerberus Strategic Investment The Company successfully achieved all four of the second tranche of performance milestones previously agreed upon between Eos and an affiliate of Cerberus Capital Management LP (“Cerberus”) as part of Cerberus’s strategic investment in the Company. Achieving these performance milestones enabled the Company to draw an additional $65 million from the Delayed Draw Term Loan. Eos has reached significant accomplishments in its second set of performance milestones, including exceeding its cost-out milestone target and demonstrating first pass yields that already exceed future milestone requirements. These milestones reflect the Company’s progress in optimizing its automated production line, reducing material costs, enhancing the performance of its Z3 technology, and accelerating backlog and cash conversion. The remaining tranche of funding is expected to be drawn in the amount of $40.5 million upon the successful completion of the January 31, 2025, milestones. Commercial Growth Eos today announced a 216 MWh order with City Utilities, its largest municipal order to date for two project sites in Springfield, Missouri. This landmark project marks a significant step forward in Eos’ mission to deliver innovative, sustainable energy storage solutions while expanding further into the municipal customer segment. This project will leverage Eos' Z3™ technology to enhance City Utilities' energy storage capabilities, directly advancing its expansion goals and strengthening reliable energy delivery to the community it serves.

3 With 2.2 GWh in late-stage approvals—including grant awards, short-listed project closures, and final contracting for Eos technology—the Company continues to advance its $14.2 billion commercial pipeline with strong momentum across key markets. Ensuring 2025 Commercial Bankability To further accelerate the conversion of Eos’ pipeline into firm orders, Eos is strengthening its commercial bankability by launching a comprehensive suite of insurance products alongside additional third-party validations. The Company has selected a major insurance provider to offer these policies which is expected to be available to customers before year end. Coupled with an extended 10-year warranty and continued financial stability from Cerberus, the Company is positioned to achieve a robust bankability profile heading into 2025 and beyond. This customer-focused solution is expected to strengthen financial assurance, facilitate project financing access and convert pipeline opportunities into secured orders. Software Optimization Recently, the Company signed an agreement with Cerberus Technology Solutions (CTS) to develop a secure, fully integrated Battery Management software platform and customer interface that will include performance management and analytical capabilities. CTS, an operating company and subsidiary of Cerberus, is dedicated to leveraging emerging technology, data, and advanced analytics to drive operational transformation. As energy storage systems play an increasingly vital role in stabilizing renewable energy, an effective software solution is essential for maximizing operational efficiency and value. CTS will support the Company in deploying an innovative solution designed to incorporate a new embedded AI platform, enabling real-time optimization of resource utilization for grid-scale customers. As a result, this should allow Eos’ customers to store energy more efficiently, reduce operational costs, and extend the lifespan of its batteries. The system is expected to be configured for uninterrupted power to critical infrastructure, including data centers, healthcare facilities, and other essential services, ensuring reliable and efficient energy management across diverse applications. Through this integration of AI and predictive analytics into its software ecosystem, the Company is strategically positioning itself to lead in long-duration energy storage, delivering innovative and reliable solutions to its customers. Earnings Conference Call and Audio Webcast Eos will host a conference call to discuss its third quarter 2024 financial results on November 6, 2024, at 8:30 a.m. ET. A live webcast of the earnings call will be available on the “Investor Relations” page of the Company’s website at https://investors.eose.com or may be accessed using this link (registration link). To avoid delays, we encourage participants to join the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’ investor relations website for twelve months following the live presentation. The webcast replay will be available from 11:30 a.m. ET on November 6, 2024, and can be accessed by visiting https://investors.eose.com/events-and-presentations. About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12-hour applications. Eos

4 was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, contribution margins, orders backlog and opportunity pipeline for the fiscal year ended December 31, 2024, our path to profitability and strategic outlook, the tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act of 2022, the delayed draw term loan, milestones thereunder and the anticipated use of proceeds therefrom, statements regarding our ability to secure final approval of a loan from the Department of Energy LPO, or our anticipated use of proceeds from any loan facility provided by the US Department of Energy, statements regarding the impact of future automation, statements regarding our bankability in 2025 and beyond, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future, including the discretionary revolving facility from Cerberus; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, uncertainties around our ability to meet the applicable conditions precedent and secure final approval of a loan, in a timely manner or at all from the Department of Energy, Loan Programs Office, or the timing of funding and the final size of any loan that is approved; the possibility of a government shutdown while we work to meet the applicable conditions precedent and finalize loan documents with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain

5 disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure for backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company. Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects. Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”), or Master Supply Agreement (“MSA”) executed by both parties. Non-GAAP Financial Measures To provide investors with additional information regarding our financial results, we have disclosed in this earnings release non-GAAP financial measures, including adjusted EBITDA and adjusted EPS, which are non-GAAP financial measures as defined under the rules of the SEC. These non-GAAP financial measures should be considered supplemental to, not a substitute for, or superior to, the financial measures of the Company’s calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes adjusted EBITDA, and adjusted EPS are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non-cash expenses and non- operational expenses. We believe that non-GAAP financial information, when taken collectively may be helpful to our investors in assessing its operating performance. There are a number of limitations related to the use of these non- GAAP financial measures and their nearest GAAP equivalents. For example, the Company’s definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies.

6 Below is a description of the non-GAAP financial information included herein as well as reconciliations to the most directly comparable GAAP measure. You should review the reconciliations below but not rely on any single financial measure to evaluate our business. Adjusted EBITDA is defined as earnings (net loss) attributable to Eos adjusted for interest expense, income tax, depreciation and amortization, non-cash stock-based compensation expense, change in fair value of debt and derivatives, debt extinguishment, and other non-cash or non-recurring items as determined by management which it does not believe to be indicative of its underlying business trends. Adjusted EPS is defined as GAAP net loss per common share as adjusted for non-cash stock-based compensation expense change in fair value of debt and derivatives and debt extinguishment per common share.

7 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Revenue Total revenue $ 854 $ 684 $ 8,353 $ 9,768 Costs and expenses Cost of goods sold 25,764 21,262 68,114 59,448 Research and development expenses 7,428 3,228 16,878 13,699 Selling, general and administrative expenses 17,796 13,076 43,331 40,169 Loss from write-down of property, plant and equipment 3,192 955 3,528 7,151 Total costs and expenses 54,180 38,521 131,851 120,467 Operating loss (53,326) (37,837) (123,498) (110,699) Other (expense) income Interest expense, net (133) (4,994) (7,915) (14,709) Interest expense - related party (5,291) (4,449) (15,054) (32,962) Change in fair value of debt - related party (3,036) — (3,276) — Change in fair value of warrants (66,469) 34,406 (71,510) (24,957) Change in fair value of derivatives - related parties (213,034) 27,398 (260,227) (962) Gain (loss) on debt extinguishment — — 68,478 (3,510) Other (expense) income (1,593) 421 (4,727) (474) (Loss) income before income taxes $ (342,882) $ 14,945 $ (417,729) $ (188,273) Income tax (benefit) expense (16) 13 17 25 Net (loss) income attributable to shareholders $ (342,866) $ 14,932 $ (417,746) $ (188,298) Accretion of Preferred Stock (41,267) — (64,938) — Net (loss) income attributable to common shareholders $ (384,133) $ 14,932 $ (482,684) $ (188,298) Other comprehensive (loss) income Change in fair value of debt - credit risk $ (4,642) $ — $ (4,642) $ — Foreign currency translation adjustment, net of tax 3 (6) (1) (3) Comprehensive (loss) income attributable to $ (388,772) $ 14,926 $ (487,327) $ (188,301) Basic and diluted (loss) income per share attributable to common shareholders Basic $ (1.77) $ 0.11 $ (2.30) $ (1.65) Diluted $ (1.77) $ (0.05) $ (2.30) $ (1.65) Weighted average shares of common stock Basic 216,898,374 138,005,222 209,820,480 114,209,090 Diluted 216,898,374 156,325,284 209,820,480 114,209,090

8 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES UNAUDITED CONSOLIDATED BALANCE SHEETS DATA (In thousands) September 30, 2024 December 31, 2023 Balance sheet data Cash and cash equivalents $ 23,015 $ 69,473 Other current assets 126,195 52,858 Property and equipment, net 51,546 37,855 Other assets 16,085 26,306 Total assets 216,841 186,492 Total liabilities 634,528 297,292 Total deficit (573,756) (110,880) UNAUDITED STATEMENTS OF CASH FLOW DATA (In thousands) (1) Includes current and long-term restricted cash, as reflected on the balance sheet September 30, 2024 September 30, 2023 Cash used in operating activities $ (111,252) $ (107,578) Cash used in investing activities (20,062) (21,186) Cash provided by financing activities 77,285 170,607 Effect of foreign exchange on cash, cash equivalents and restricted cash 2 (5) Net (decrease) increase in cash, cash equivalents and restricted cash (54,027) 41,838 Cash, cash equivalents and restricted cash, beginning of period1 84,667 31,223 Cash, cash equivalents and restricted cash, end of period1 $ 30,640 $ 73,061

9 EOS ENERGY ENTERPRISES, INC. UNAUDITED RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA (In thousands) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net (loss) income $ (342,866) $ 14,932 $ (417,746) $ (188,298) add: Interest expense 5,424 9,443 22,969 47,671 (deduct) add: Income tax expense (16) 13 17 25 add: Depreciation and amortization 2,691 2,165 5,259 7,316 EBITDA (loss) (334,767) 26,553 (389,501) (133,286) add: Stock based compensation 6,142 4,456 10,940 10,123 add (deduct): Change in fair value of derivatives 279,503 (61,804) 331,737 25,919 add (deduct): Change in fair value of debt 3,036 — 3,276 — (deduct) add: (Gain) loss on debt extinguishment — — (68,478) 3,510 Adjusted EBITDA (loss) $ (46,086) $ (30,795) $ (112,026) $ (93,734)

10 EOS ENERGY ENTERPRISES, INC. UNAUDITED RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED NET (LOSS) INCOME PER SHARE (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net (loss) income attributable to common shareholders $ (384,133) $ 14,932 $ (482,684) $ (188,298) add: Stock based compensation 6,142 4,456 10,940 10,123 add (deduct): Change in fair value of derivatives 279,503 (61,804) 331,737 25,919 add (deduct): Change in fair value of debt 3,036 — 3,276 — add (deduct): (Gain) loss on debt extinguishment — — (68,478) 3,510 Adjusted net loss attributable to common shareholders $ (95,452) $ (42,416) $ (205,209) $ (148,746) Basic and diluted (loss) income per share attributable to common shareholders Basic $ (1.77) $ 0.11 $ (2.30) $ (1.65) Diluted $ (1.77) $ (0.05) $ (2.30) $ (1.65) Basic and diluted adjusted (loss) per share attributable to common shareholders Basic $ (0.44) $ (0.31) $ (0.98) $ (1.30) Diluted $ (0.44) $ (0.26) $ (0.98) $ (1.30) Weighted average shares of common stock Basic 216,898,374 138,005,222 209,820,480 114,209,090 Diluted 216,898,374 156,325,284 209,820,480 114,209,090